Exhibit 10.24

                               SECOND AMENDMENT TO
                    SECOND AMENDED & RESTATED CREDIT AGREEMENT


          This Second Amendment to Second Amended & Restated Credit Agreement is dated as of September 9, 1999 and is by and between Ply Gem Industries, Inc., a Delaware corporation (the "Company"), the Designated Subsidiaries party to the Credit Agreement (as defined below), the Banks party to the Credit Agreement (as defined below) and Fleet National Bank, as the Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

          The  parties hereto mutually agree as follows:

          1. Capitalized terms used herein and not expressly defined herein shall have the respective meanings assigned thereto in that certain Second Amended and Restated Credit Agreement dated as of August 26, 1997, amended and restated as of December 30, 1998 and amended as of April 22, 1999, among the Company, said Designated Subsidiaries, said Banks and the Agent (the "Credit Agreement").

          2.   The following recitals are accurate:

                    WHEREAS,  on or about the date of this Second  Amendment  to
               Second Amended and Restated Credit Agreement, KBP Acquisition Corp., Inc., a Delaware corporation ("KBP") and a wholly-owned subsidiary of the Company, is being merged into Kroy Building Products, Inc., a Delaware corporation ("Kroy") with the result that Kroy shall thereupon become a wholly-owned Subsidiary of the Company and the existing shareholders of Kroy shall receive the agreed upon cash consideration in accordance with the Agreement and Plan of Merger dated as of August 17, 1999 among the Company, KBP, Kroy & Specialty Materials and Chemicals II Limited Partnership, as Agent; and

                    WHEREAS,  Nortek has caused  one of its  affiliates  to loan sufficient funds to KBP to provide the consideration to the shareholders of Kroy in accordance with the above-referenced Agreement and Plan of Merger, and

                    WHEREAS,  Kroy is the account party on the Existing Kroy L/C
               (as hereinafter defined); and

                    WHEREAS,  the Company has  requested  the Banks to amend the
               Credit Agreement to permit Fleet to issue a substitute letter of credit in replacement of the Existing Kroy L/C; and

                    WHEREAS,  such  stand-by  letter of  credit  will be used to refinance the Existing Kroy L/C (as hereinafter defined); and




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                    WHEREAS, the Banks have agreed to amend the Credit Agreement and Fleet has agreed to issue the requested stand-by letter of credit for the account of the Company, in each case on the terms and conditions of the Credit Agreement, as amended by this Second Amendment to Second Amended and Restated Credit Agreement;

          3. Subsection 1.1 of the Credit Agreement is hereby amended, effective as of the date hereof, in the following respects:

              (a) The definition of "Account Party" is deleted and replaced in its entirety by the following definition:

                    ""Account Party" shall mean with respect to (i) each Company L/C, the Company or any Designated Subsidiary, as the case may be, in its capacity as the Person for the account of which such Company L/C is issued or deemed issued, (ii) the Napco L/C, the Company, and (iii) the Kroy L/C, the Company."

               (b) The definition of "Commitment" is deleted and replaced in its entirety by the following definition:

                    ""Commitment"   shall  mean,   as  to  any  Bank,   its
                    obligation to make or maintain Company Loans pursuant to subsection 2.1 and participate in L/Cs in an aggregate amount not to exceed at any one time outstanding the amount set forth on Schedule I under the heading "Commitment", as such amount may be adjusted from time to time pursuant to subsection 2.6, 2.8 or 9.7; and, as to Fleet in its capacity as issuing bank, its obligation to issue and maintain Company L/Cs, the Napco L/C and the Kroy L/C in an aggregate amount not to exceed at any time outstanding the Company L/C Sublimit, the Napco Commitment and the Kroy Commitment, respectively, as such amounts may be reduced from time to time pursuant to subsection 2.6."

               (c) The definition of "Company L/C" is deleted and replaced in its entirety by the following definition:

                    ""Company L/C" shall mean each Stand-by L/C and Trade L/C issued or deemed issued under this Agreement for the account of the Company or any Designated Subsidiary other than the Napco L/C or the Kroy L/C."

               (d)  The  definition  of  "Consolidated   EBIT"  is  deleted  and
                    replaced in its entirety by the following definition:

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                    ""Consolidated  EBIT" shall mean,  for any period,  the
                    sum of (a) Consolidated Net Income for such period, plus (b) all taxes based upon income deducted in calculating such Consolidated Net Income plus (c), to the extent deducted in calculating Consolidated Net Income, Consolidated Interest Expense and consolidated amortization of Debt Discount and of expenses incurred in connection with the incurrence of Indebtedness for such period, plus (d) all extraordinary losses and the unusual losses set forth in clauses (i) through (ix) below in each case to the extent deducted in calculating Consolidated Net Income, plus (e) the amount of the Nortek Administrative Fee and interest on Approved Nortek Loans accrued during such period, minus (f) all extraordinary gains and the unusual gains set forth in clauses (i) through (ix) below in each case to the extent included in calculating Consolidated Net Income: (i) gain or loss arising from the sale, abandonment or other disposition of any property or asset outside of the ordinary course of business or realized on the disposition of a segment of a business; (ii) gain or loss resulting from any extinguishments of debt; (iii) gain or loss resulting from a casualty, including but not limited to fire, earthquake or hurricane; (iv) loss resulting from write-off of intangible assets; (v) gain arising from the write-up in the book value of any asset; (vi) provisions for plant closings and realignment of operations or restructuring costs; (vii) cumulative effects of changes in accounting principles;
                    (viii) losses from expropriation or condemnation; and (ix) gain or loss arising from a change from FIFO to LIFO inventory accounting, provided that for any portion of any period ending on or before October 9, 1998, such amounts shall be calculated on a pro forma basis giving effect to the Napco Acquisition as though the Napco Acquisition had occurred at the beginning of such period and for any period ending on or prior to the effective date of the Second Amendment, such amounts shall be calculated on a pro forma basis giving effect to the Kroy Acquisition as though the Kroy Acquisition had occurred at the beginning of such period."

               (e) The definition of "Consolidated EBITDA" is deleted and replaced in its entirety by the following definition:

                    ""Consolidated  EBITDA" shall mean, for any period, the
                    sum of (a) Consolidated EBIT, plus (b) depreciation expense plus (c) amortization expense, in each case of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP for such period, provided that for any portion of any period ending on or before October 9, 1998, such amounts shall be calculated on a pro forma basis giving effect to the Napco Acquisition as though the Napco Acquisition had occurred at the beginning of such period and for any period ending on or prior to the effective date of the Second Amendment, such amount shall be calculated on a pro forma basis giving effect to the Kroy Acquisition as though the Kroy Acquisition had occurred at the beginning of such period."

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               (f)  The definition of "Consolidated Interest Expense" is deleted and replaced in its entirety by the following definition:

                    ""Consolidated Interest Expense" shall mean, for any period, (a) the aggregate amount of all interest charges paid or accrued during such period (including imputed interest on obligations consisting of Financing Leases and all amounts accrued or paid pursuant to Hedge Agreements but excluding amortization of Debt Discount and of expenses incurred in connection with the incurrence of Indebtedness) on Indebtedness of the Company and its consolidated Subsidiaries, minus (b) the sum of (i) interest income and
                    (ii) all amounts received or receivable pursuant to Hedge Agreements, in each case of the Company and its Subsidiaries determined on a consolidated basis, provided that for any portion of any period ending on or before October 9, 1998, such amounts shall be calculated on a pro forma basis giving effect to the Napco Acquisition as though the Napco Acquisition had occurred at the beginning of such period and for any period ending on or prior to the effective date of the Second Amendment, such amount shall be calculated on a pro forma basis giving effect to the Kroy Acquisition as though the Kroy Acquisition had occurred at the beginning of such period."

               (g) The definition of "Consolidated Net Income" is deleted and replaced in its entirety by the following definition:

                    ""Consolidated Net Income" shall mean, for any period, the amount which, in conformity with GAAP, would be set opposite the caption "net income" (or any like caption) on a consolidated statement of income of the Company and its consolidated Subsidiaries for such period; provided that for any portion of any period ending on or before October 9, 1998, such amounts shall be calculated on a pro forma basis giving effect to the Napco Acquisition as though the Napco Acquisition had occurred at the beginning of such period and for any period ending on or prior to the effective date of the Second Amendment, such amounts shall be calculated on a pro forma basis giving effect to the Kroy Acquisition as though the Kroy Acquisition had occurred at the beginning of such period; and provided, further, that neither the Nortek Administrative Fee nor interest on Approved Nortek Loans shall be deducted from the income of the Company and such Subsidiaries for the purpose of determining "net income"."

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

               (h) The definition of "Consolidated Net Worth" is deleted and replaced in its entirety by the following definition:

                    ""Consolidated  Net Worth" shall mean,  at a particular
                    date (a) all amounts which would, in conformity with GAAP, be included under stockholders' equity on a consolidated balance sheet of the Company and its consolidated Subsidiaries at such date, plus (b) any unrealized losses to the extent reflected in the calculation of stockholders' equity, plus (c) all accrued and unpaid liabilities in respect of the Nortek Administrative Fee or any Approved Nortek Loans, minus (d) the sum of (i) any unrealized gains to the extent reflected in the calculation of shareholders' equity, and (ii) any investments made by the Company or any of its Subsidiaries in Nortek or any of its Subsidiaries (other than Subsidiaries consisting of the Company or any of its Subsidiaries).

               (i) The definition of "Facilities" is deleted and replaced in its entirety by the following definition:

                    ""Facilities" shall mean the Company Facility, the Napco Facility and the Kroy Facility."

               (j) The definition of "L/Cs' is deleted and replaced in its entirety by the following definition:

                    ""L/Cs" shall mean the Company L/C, the Napco L/C and the Kroy L/C."

               (k) The definition of "Material Operating Subsidiaries" is deleted and replaced in its entirety by the following definition:

                    ""Material  Operating  Subsidiaries"  shall  mean (a)
                    each Designated Subsidiary; (b)any Subsidiary of the Company other than (i) Napco and its Subsidiaries, (ii) Peachtree and its Subsidiaries, (iii) Thermal-Gard and its Subsidiaries and (iv) Kroy and its Subsidiaries, which conducts business operations and is material to the operations of the business of the Company and its Subsidiaries taken as a whole; and (c) each Subsidiary of the Company which the Company designates as a Material Operating Subsidiary."

               (l) The definition of "Specified Company L/C Obligations" is deleted and replaced in its entirety by the following definition:

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

                    ""Specified Company L/C Obligations" at any date shall mean the sum of (a) the aggregate undrawn amount of all letters of credit as to which the Company or any Subsidiary is an account party at such date excluding (i) the Fifth
                    Third Letters of Credit, the First American Letter of Credit, the Napco L/C, and the Kroy L/C and (ii) any renewals, extensions and replacements of any of the Fifth Third Letters of Credit, the First American Letter of Credit, the Napco L/C or the Kroy L/C, plus (b) the amount of all Unpaid Drawings in respect of Company L/Cs."

          4. The following definitions are added to subsection 1.1 of the Credit Agreement each at the location in subsection 1.1 necessary to place such definition in alphabetical order with the existing definitions therein.

               (a) ""Approved Company Loans" shall mean loans by the Company to any of its Subsidiaries which are subordinated to the Obligations on the following basis: such Subsidiary shall not make, and the Company shall not demand or receive, payment of any amount on account of such loan if such Subsidiary would be prohibited from making a distribution to the Company pursuant to Section 6.5 hereof."

               (b) ""Approved Nortek Loans" shall mean loans by Nortek or any of its Subsidiaries (other than the Company and its Subsidiaries) to the Company or any of its Subsidiaries which are subordinated to the Obligations on the following basis: the Company or such Subsidiary shall not make, and neither Nortek nor any of its Subsidiaries shall demand or receive, payment of any amount on account of such loan if and to the extent that the Company or such Subsidiary would be prohibited from making a distribution to Nortek pursuant to Section 6.5 hereof."

               (c) ""Available Kroy Commitment" shall mean, as to each Bank, at a particular time, an amount equal to the difference between
                    (a) such Bank's Kroy Commitment at such time and (b) the aggregate unpaid principal amount at such time of such Bank's Commitment Percentage of Bank L/C Obligations to the extent arising solely from the issuance of the Kroy L/C."

               (d) ""Existing Kroy L/C" shall mean the stand-by letter of credit issued by Harris Trust and Savings Bank to Firstar Trust Company, as trustee under the Trust Indenture dated as of June 1, 1998 between the City of York, Nebraska and said trustee for the account of Kroy, in the amount of $5,653.699."

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

               (d) ""Kroy" shall mean Kroy Building Products, Inc., a Delaware corporation.

               (e) ""Kroy Acquisition" shall mean the transaction described in the fourth "WHEREAS" clause in paragraph 2, above."

               (f) ""Kroy Commitment" shall mean, as to any Bank, that portion of its Commitment set forth on Schedule I under the heading "Kroy commitment" opposite such Bank's name, as such amount may be adjusted from time to time pursuant to subsection 2.6, 2.8 or 9.7."

               (g) ""Kroy Facility" shall mean, at any time, the aggregate amount of the Banks' Kroy Commitments."

               (h) ""Kroy L/C" shall mean a Stand-by L/C issued under this Agreement for the account of the Company in substitution for the Existing Kroy L/C."

          5. Subsection 2.1(c)(i)(B) is hereby deleted and replaced in its entirety with the following language:

                    "(B) L/Cs. Upon the execution and delivery by the Company or a Designated Subsidiary, as the case may be, to Fleet of an Application for a Company L/C, the Napco L/C or the Kroy L/C, and upon payment by the Company to Fleet of the standard charges and fees then customarily imposed by Fleet in connection with such Application (which have been supplied to the Company) for the sole account of Fleet, Fleet shall from time to time on any Business Day, subject to the terms and conditions of this Agreement and in reliance on the agreements of the other Banks set forth in subsection 2.19(c), in a timely manner in accordance with its standard operating procedures, issue Company L/Cs for the account of the Company or any Designated Subsidiary, in each case in an aggregate face amount up to the Available Company L/C Commitment as then in effect and issue the Napco L/C for the account of the Company in a face amount equal to the Available Napco Commitment as then in effect and issue the Kroy L/C for the account of the Company in a face amount equal to the Available Kroy Commitment then in effect, in each case with a term selected by the Company or such Designated Subsidiary, as the case may be, which shall not exceed one year plus renewals as provided therein, in the case of Stand-by L/Cs except that the Kroy L/C may expire on June 15, 2001 plus renewals as provided therein, and 180 days in the case of Trade L/Cs, and which shall expire in either case no later than 30 days prior to the Termination Date. The Agent shall notify each Bank of the issuance of an L/C hereunder, and Fleet will be deemed to have sold and transferred an undivided interest and participation in respect of each L/C issued by it and each Bank hereunder will be deemed to have purchased and received, without further action on the part of any party, an undivided interest and participation in such L/C, based on such Bank's Commitment Percentage of such L/C. The Company may only request the issuance of one Stand-by L/C under the Napco Facility or the Kroy L/C Facility."

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          6.   Subsection  2.1(c)(D)(iii)  is hereby deleted and replaced in its entirety with the following language:

                    "(iii) If, notwithstanding the other provisions of
                    this subsection 2.1(c), on the Termination Date there are outstanding any L/Cs which have not expired or been terminated with the consent of the Company, the applicable Account Party and the respective beneficiaries thereof, then this Agreement (including, without limitation, this subsection 2.1(c) and subsection 2.22) and the respective rights, obligations and covenants of the Company, the Designated Subsidiaries, Fleet and the Banks under this Agreement shall remain in full force and effect until the date on which the last of the L/Cs expires or is terminated with the consent of the Company, the applicable Account Party and the respective beneficiaries thereof and all payments made or to be made by Fleet under the L/Cs are paid or reimbursed in full by the Company or one or more of the Designated Subsidiaries, in the case of Company L/Cs, or by the Company, in the case of the Napco L/C or the Kroy L/C, except that Fleet's Commitment shall terminate on the Termination Date."

          7. The next-to-last sentence of Section 2.2 is deleted and replaced in its entirety with the following language:

                   "EachNote  shall (a) be dated the date of its  issuance,
                    payable with respect to principal as set forth in subsection 2.9, and (c) bear interest on the unpaid principal amount thereof from time-to-time outstanding until payment in full of the principal amount thereof at the applicable interest rate per annum determined as provided in subsection 2.10."

          8. Section 2.6 is hereby deleted and replaced in its entirety with the following language:

                    "2.6 Termination or Reduction of Commitments.(a) Optional. The Company shall have the right, upon not less than three Business Days' notice to the Agent, to terminate the Company Commitments, the Napco Commitments or the Kroy Commitments or, from time to time, to reduce the amount of the Company Commitments, the Napco Commitments or the Kroy Commitments, provided that no such reduction or termination shall be permitted if, after giving effect thereto, and to any prepayments of the Company Loans and any payments or reimbursements in respect of Company L/Cs, the Napco L/C or the Kroy L/C, as the case may be, by the Company or any Designated Subsidiary made on the effective date of such reduction or termination, the then outstanding principal amount of the Company Loans and Bank L/C Obligations arising with respect to the Company L/Cs, the Napco L/C and/or the Kroy L/C, as the case may be, would exceed the amount of the Company Commitments, the Napco Commitments or the Kroy Commitments, respectively, then in effect. The aggregate amount of all reductions indicated on the same notice delivered under this subsection shall be in an amount of (i) $5,000,000 or a whole multiple of $1,000,000 in excess thereof or (ii) (in the case of a termination) the aggregate amount of the Company Commitment, the Napco Commitments and/or the Kroy Commitments, as the case may be, then in effect, and shall reduce permanently in accordance with the allocations set forth in such notice the amount of the Company Commitments, Napco Commitments and/or the Kroy Commitments then in effect. The Commitments once terminated or reduced may not be reinstated.

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                         (b) Mandatory. After giving effect to the Company Loans
                    made on or before the Second Closing Date and the issuance of the Napco L/C and the Kroy L/C, upon each repayment or prepayment of the Company Loans, upon each drawing under the Napco L/C or the Kroy L/C and payment by the Company of amounts due hereunder in respect of such drawing and upon the expiration or termination of such Napco L/C or Kroy L/C, the aggregate Company Commitments, or the Napco Commitments or the Kroy Commitments, as applicable, of the Banks shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Company Commitments, the Napco Commitments or the Kroy Commitments, respectively, immediately prior to such reduction exceed the aggregate unpaid principal amount or face amount, as the case may be, of the Company Loans and the Company L/C Sublimit and the remaining face amount, if
                    any,   of  the  Napco  L/C  and/or  the  Kroy  L/C  and  the
                    outstanding principal amount, if any, of any Unpaid Drawings in respect of the Napco L/C and/or the Kroy L/C immediately after giving effect to any such drawing and payment, expiration or termination, respectively. The Commitments once terminated or reduced may not be reinstated."

          9. Subsection 2.22(f) is hereby deleted and replaced in its entirety with the following language:

                         "(f) In the event  that the  credit  rating of Fleet is
                    downgraded to less than "A-" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or any successor to the rating agency business thereof and such down-grading will cause the Company or any Designated Subsidiary to incur any additional expense or otherwise be adversely affected, the Company or any Designated Subsidiary may replace any L/C issued or deemed issued by Fleet with an L/C issued by any Bank or any other banks, in each case with a credit rating of "A-" or better, provided that any such letter of credit shall not be entitled to the benefits of this Agreement and, to the extent such letter of credit replaces a Company L/C shall constitute Specified Company L/C Obligations (to the extent provided in the definition thereof), with the effect of reducing the Available Company L/C Commitment (in accordance with the definition thereof), and, to the extent such letter of credit replaces the Napco L/C or the Kroy L/C, shall have the effect of terminating the Available Napco Commitment or the Available Kroy Commitment, as the case may be, in full."

          10. Subsection 6.1(b) is hereby deleted and replaced in its entirety with the following language:

                         "(b) (i) Indebtedness of the Company to any Subsidiary,
                    and of any Subsidiary to the Company, any other subsidiary, so long as such Indebtedness remains subordinated to the Obligations under the Loan Documents on terms and conditions satisfactory to the Banks and (ii) Approved Company Loans."

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          11.  Subsection  6.1(f) is hereby deleted and replaced in its entirety with the following language:

                         "(f) (i)  unsecured  subordinated  Indebtedness  of the
                    Company, provided that such Indebtedness is on such terms and pursuant to such documentation as the Required Banks shall approve, which approval shall not be unreasonably withheld and (ii) Approved Nortek Loans."

          12. Subsection 6.7(e)(ii)(A) is deleted and replaced in its entirety by the following language:

               "(A) $50,000,000 in the aggregate during any fiscal year of the Company (plus, in the case of the 1999 fiscal year, the amount, if any, by which the Company's investment in Peachtree, Thermal-Gard and Kroy exceeds $50,000,000)."

          13. Section 6.8 is amended by adding at the end thereof the following language:

                    "(c) prepaying any Approved  Nortek Loans if permitted to do so pursuant to the subordination provisions thereof."

          14. Section 6.10 is amended by adding at the end of clause (a) after "...Subsidiaries..." the following language:

               "(exclusive of any Approved Nortek Loans)"

          15. Section 6.11 is amended by adding to clause (b) immediately after ..."Interest Expense..." the following language:

               "(exclusive of interest on any Approved Nortek Loans)"

          16. Section 9.14 of the Credit Agreement entitled "Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury" is by this reference fully incorporated herein.

          17. Schedule 1 to the Credit Agreement is deleted and replaced in its entirety with Schedule 1 to this Second Amendment.

          18. Paragraph 4 of Exhibit D to the Credit Agreement is amended by changing the first line thereof to read:

               "As additional security for the payment of and performance of all our present and future ...".

          19. The Credit Agreement, amended as set forth above, is hereby ratified, approved and confirmed and shall remain in full force and effect.

          20.  Effective  on the  date  of  this  Second  Amendment,  the  Notes outstanding prior to such date shall be surrendered by the holders thereof for cancellation and new Notes reflecting the increased maximum amount of the Obligations shall be concurrently executed and delivered by the Company and the Designated Subsidiaries to the Banks.

          21. The Company and the Designated Subsidiaries represent and warrant that each of the representations and warranties in Section 3 of the Credit Agreement is accurate and complete as of the date hereof and that no Default or Event of Default exists under any of the Loan Documents. The Company and the Designated Subsidiaries represent and covenant that none of the Company and the Designated Subsidiaries has any claim, defense or setoff to any of its obligations under any of the Loan Documents.

          22. On the date of this Second Amendment to Second Amended and Restated Credit Agreement the Company shall pay to the Agent for the pro rata account of the Banks an amendment fee equal to .065% of the Commitment.

          23. This Second Amendment to Second Amended and Restated Credit Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

          24. This Second Amendment to Second Amended and Restated Credit Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          25. A set of the copies of this Second Amendment to Second Amended and Restated Credit Agreement signed by all of the parties shall be lodged with the Company and the Agent.

          IN WITNESS WHEREOF each of the parties hereto has caused this Second Amendment to Second Amended and Restated Credit Agreement to be duly executed by its duly authorized officer as of the date first set forth above.

                                                   BORROWER:

                                                   PLY GEM INDUSTRIES, INC.


                                                   By:_____________________
                                                      Title:


                                                   DESIGNATED SUBSIDIARIES:

                                                   SNE ENTERPRISES, INC.


                                                   By:______________________
                                                      Title:


                                                   VARIFORM, INC.


                                                   By:_______________________
                                                      Title:


                                                   GREAT LAKES WINDOW, INC.


                                                   By:________________________
                                                      Title:


                                                   AGENT:

                                                   FLEET NATIONAL BANK,
                                                   as Agent and as a Bank


                                                   By:________________________
                                                      Title:


                                                   BANKS:

                                                   BANK OF MONTREAL


                                                   By:________________________
                                                      Title:

                                                   EUROPEAN AMERICAN BANK

                                                   By:_______________________
                                                      Title:

                                                   CITIZENS BANK OF RHODE IS


                                                   By:______________________
                                                      Title:

                                                   SOVEREIGN BANK


                                                   By:_______________________
                                                      Title:

                                                   ERSTE BANK


                                                   By:_______________________
                                                      Titlr
                                                   By:_______________________
                                                      Title:

                                          SCHEDULE I

                          COMMITMENTS AND APPLICABLE LENDING OFFICES




Name of Initial Lender Commitment  Company            Kroy            Napco     Domestic Lending Office    Eurodollar Lending Office
                       Percentage  Commintment      Commitment      Commitment  and Address for Notices

Fleet National Bank    30.992931  $28,274,302.67   $1,752,247.06   $1,619,908.42  56 East 42nd Street        56 East 42nd Street
                                                                                  New York, NY 10017         New York, NY 10017
                                                                                  ATTN: Peter Hall           ATTN: Peter Hall
                                                                                  Fax: (212) 907-5614        Fax: (212) 907-5614

Bank of Montreal        28.752575  26,230,463.81    1,625,584.08    1,502,811.59  430 Park Avenue            430 Park Avenue
                                                                                  14th Floor                 14th Floor
                                                                                  New York, NY 10022         New York, NY 10022
                                                                                  ATTN: Jordan Fragiacomo    ATTN: Jordan Fragiacomo
                                                                                  Fax: (212) 605-1454        Fax: (212) 605-1454

Citizens Bank of RI     8.215022    7,494,418.75      464,452.62      429,374.74  One Citizens Plaza         One Citizens Plaza
                                                                                  Providence, RI 02903       Providence, RI 02903
                                                                                  ATTN: Michael DiSandro     ATTN: Michael DiSandro
                                                                                  Fax: (401) 455-5404        Fax: (401) 455-5404

Sovereign Bank          8.566908    7,815,438.10      484,347.19      447,766.81  10 Weybosset Street        10 Weybosset Street
                                                                                  Suite 905                  Suite 905
                                                                                  Providence, RI 02903       Providence, RI 02903
                                                                                  ATTN:  Robert Leach        ATTN: Robert Leach
                                                                                  Fax: (401) 421-7537        Fax: (401) 421-7537

Erste Bank              8.092563    7,382,701.58      457,529.15      422,974.15  280 Park Avenue            280 Park Avenue
                                                                                  West Office Building       West Office Building
                                                                                  32nd Floor                 32nd Floor
                                                                                  New York, NY 10017         New York, NY 10017
                                                                                  ATTN: Rima Terradista      ATTN: Rima Terradista
                                                                                  Fax: (212) 984-5627        Fax: (212) 984-5627

European American Bank 15.379999   14,030,900.09      869,538.90      803,866.79  335 Madison Avenue         335 Madison Avenue
                                                                                  17th Floor                 17th Floor
                                                                                  New York, NY 10017         New York, NY 10017
                                                                                  ATTN: Kristen Burke        ATTN: Kristen Burke
                                                                                  Fax: (212) 503-2667        Fax: (212) 503-2667

        TOTALS            100%    $91,220,225.00   $5,653,699.00   $5,226,702.50